UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          February 26, 2013

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 Fourth Avenue S.W., Calgary, Alberta	T2P 3M9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           1-800-567-3776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

R.C. (Robert) Olsen has announced that he will not be standing for reelection as a director at Imperial Oil Limited’s April 25, 2013 annual meeting. Following the recommendation of the company’s nominations and corporate governance committee, on February 26, 2013, the board of directors nominated D.W. (Darren) Woods as a nominee for director on the slate of nominees. Mr. Woods is vice president, Exxon Mobil Corporation and president, ExxonMobil Refining and Supply Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED
Date: February 26, 2013
By: /s/ Brian Livingston
	Name:	Brian Livingston
	Title:	Vice-President, General Counsel
and Corporate Secretary
By: /s/ Brent Latimer
	Name:	Brent Latimer
	Title:	Assistant Secretary